UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	June 14, 2007 (June 8, 2007)

Power Efficiency Corporation

(Exact name of registrant as specified in its charter)

Delaware	0-31805	22-3337365

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3960 Howard Hughes Pkwy, Suite 460, Las Vegas, NV	89169

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(702) 697-0377

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Appointment of Principal Officers.
Item 8.01. Other Events
Item 9.01. Financial Statements and Exhibits.
SIGNATURES

Item 5.02. Appointment of Principal Officers.
On June 8, 2007, Power Efficiency Corporation, a Delaware corporation (the “Company”), named Brian Chan to the position of Treasurer. Mr. Chan, 28, will maintain his position as Controller of the Company. As Treasurer, Mr. Chan will be responsible for the management of the Company’s treasury activities.
Mr. Chan joined the Company in February 2005. Prior to joining the Company, Mr. Chan was a staff accountant at Johnson Jacobson Wilcox, a Las Vegas CPA from December 2003 to February 2005. Prior to JJW, Mr. Chan was a staff accountant at Kafoury, Armstrong and Company, a Las Vegas CPA firm from December 2002 to December 2003. Mr. Chan began his career with Smith, Lange and Phillips, a prominent San Francisco CPA firm, from September 2000 to December 2002.
Mr. Chan is a licensed CPA in California, has a Bachelor of Arts in Business Economics with an emphasis in Accounting from U.C. Santa Barbara, and is a member of the AICPA.
Item 8.01. Other Events
On June 8, 2007, the Company held its annual meeting of stockholders (the “Annual Meeting”). At the Annual Meeting, a majority of the Company’s shares represented at the Annual Meeting approved the following proposals:
1.	The election of all seven (7) members of the Company’s Board of Directors to serve until the 2008 Annual Meeting of Stockholders or until their successors are duly elected and qualified;

2.	An amendment to the Company’s Amended and Restated Certificate of Incorporation to increase the number of authorized shares of stock from 110,000,000 to 150,000,000;

3.	An amendment of the Company’s 2000 Stock Option and Restricted Stock Plan (the “Plan”) eliminating the right of first refusal of the Company to acquire any shares of common stock acquired under the Plan upon any proposed transfer of such shares; and

4.	Ratification of the appointment by the Audit Committee of the Company’s Board of Directors of Sobel & Co., LLC as the Company’s independent auditors for the fiscal year ending December 31, 2007.
Item 9.01. Financial Statements and Exhibits.
None.
This Current Report on Form 8-K may contain, among other things, certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, statements with respect to the Company’s plans, objectives, expectations and intentions and other statements identified by words such as “may”, “could”, “would”, “should”, “believes”, “expects”, “anticipates”, “estimates”, “intends”, “plans” or similar expressions. These statements are based upon the current beliefs and expectations of the Company’s management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. These forward-looking statements involve certain risks and uncertainties that are subject to change based on various factors (many of which are beyond the Company’s control).
# # #

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

June 14, 2007	POWER EFFICIENCY CORPORATION
	By:	/s/ Steven Z. Strasser
		Name:	Steven Z. Strasser
		Title:	Chairman and Chief Executive Officer